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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-KSB
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 14, 2002
                Date of Report (Date of earliest event reported)

                         TOUCHSTONE SOFTWARE CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                  0-12969                  95-3778226
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(State or other jurisdiction       (Commission             (IRS Employer
      Of incorporation)            File Number)          Identification No.)


1538 TURNPIKE ST., NORTH ANDOVER, MASSACHUSETTS                  01845
   (Address of principal executive offices)                   (Zip Code)


                                 (978) 686-6468
               Registrant's Telephone Number, Including Area Code


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

Effective August 14, 2002, Christopher J. Gaudette, Controller, Principal Accounting Officer and Corporate Secretary has resigned from the Company. Mr. Gaudette has decided to pursue other opportunities.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (A) FINANCIAL STATEMENTS

            None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOUCHSTONE SOFTWARE CORPORATION
                                        (Registrant)

                                       By:  /s/ Jason K. Raza
                                           ---------------------------------
                                           Jason K. Raza, President and CEO



Date: August 14, 2002





























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